FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                December 1, 2000
                                ----------------
                                 Date of Report



                                LBO CAPITAL CORP.
             (Exact Name of Registrant as specified in its charter)


       Colorado                      33-19107                 38-2780733
-------------------------       -------------------       -------------------
(State or other                  (Commission              I.R.S. Employer
 jurisdiction of                  file number)            Identification Number)
 incorporation or
 organization)


32751 Middlebelt Rd., Suite B
Farmington Hills, Michigan                                     48334-1726
------------------------------------------                -------------------
(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (248) 851-5651


                                       N/A
           ----------------------------------------------------------
           Former name or former address, if changed from last report

 ITEM 5:  Other Events

Effective December 1, 2000, the Board of Directors of LBO Capital Corp. (the "Registrant") adopted a resolution extending the exercise period of the Registrant's warrants issued to its directors from December 4, 2000 to December 4, 2001. The warrants were issued as follows:

         Director                                  Number of Shares
         ----------------------                    ----------------
         Thomas W. Itin                             1,000,000
         Anthony B. Cashen                            200,000
         Robert W. Schwartz                           100,000

 The warrants entitles its holder to purchase one share of the Registrant's $.0001 par value common stock for $.04 each share and can be exercised at any time prior to the extended expiration date of December 4, 2001.


 The Registrant's Controller notified the Registrant's Stock Transfer Agent as to the extensions.

                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


 Date: December 1, 2000

                                LBO CAPITAL CORP.


                                 By /s/Thomas W. Itin
                                   ----------------------------------
                                   Thomas W. Itin, President